SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 2001


                           FOX FAMILY WORLDWIDE, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    333-12995                95-4596247
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)


                              10960 Wilshire Blvd.
                          Los Angeles, California 90024
                    (Address of Principal Executive Offices)

                                 (310) 235-5100
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     On July 23, 2001, News Corporation and Haim Saban, Chairman and Chief Executive Officer of the Registrant, announced that they had reached a definitive agreement to sell the Registrant to The Walt Disney Company in a cash transaction valued at approximately $5.3 billion, including the assumption of approximately $2.3 billion in debt. A copy of the press release dated July 23, 2001, issued in connection with the announcement, is attached as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release dated July 23, 2001.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 27, 2001                        FOX FAMILY WORLDWIDE, INC.


                                     By:   /S/ MEL WOODS
                                        -------------------------------------
                                           Mel Woods,
                                           President, Chief Operating Officer
                                           and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT

99.1              Press Release dated July 23, 2001.


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